UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21477

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

Item 1.  Schedule of Investments

WESTERN ASSET / CLAYMORE INFLATION – LINKED OPPORTUNITIES & INCOME FUND

FORM N-Q

March 31, 2013

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 78.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	6,901,758	$9,262,372
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	105,512,914	137,315,139
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	4,264,508	5,420,590
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	7,743,233	10,816,329
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	9,104,225	14,790,806
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	18,440,689	25,976,883	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	25,266,344	35,751,876
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	12,182,384	12,714,413
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	4,677,052	4,688,015
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	877,583	894,861
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	7,177,882	7,416,769
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	24,117,800	25,725,034
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	40,768,509	42,826,055
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	35,430,835	38,865,960
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	65,129,137	72,583,362
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	792,809	842,236
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	24,788,261	28,915,110
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	15,206,550	16,400,507
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	33,862,670	40,735,743
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	31,126,512	36,289,124
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	18,718,359	21,923,878
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,898,585	7,194,433
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	13,757,482	16,218,778
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,400,831	2,745,950
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	9,125,450	9,928,919
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	881,126	960,222
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	82,697,724	89,203,719
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $648,284,861)				716,407,083
ASSET-BACKED SECURITIES — 0.1%
Bayview Financial Acquisition Trust, 2004-C A1	0.834%	5/28/44	21,546	21,246	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.604%	9/25/46	131,047	101,775	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.104%	10/27/32	8,331	7,720	(b)
New Century Home Equity Loan Trust, 2003-A M1	1.329%	10/25/33	232,919	214,941	(b)(c)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	224,404	(b)(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $371,212)				570,086
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	185,687	183,384	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.364%	1/25/47	225,533	121,376	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.028%	12/25/34	8,899	8,257	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.134%	12/25/34	9,051	8,643	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	1.043%	9/19/44	41,714	26,998	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	13,073,805	2,642,180
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	6,495,096	615,682
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	5,826,432	764,768
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.574%	2/25/37	243,066	152,030	(b)
Harborview Mortgage Loan Trust, 2006-02	2.908%	2/25/36	283,486	223,526	(b)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.414%	4/25/46	537,192	$387,554	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.649%	6/25/37	205,448	121,911	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	57,987	58,392	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.104%	9/25/37	166,367	170,131	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	30,133	26,314	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.638%	2/25/37	351,992	299,916	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.310%	3/25/37	248,241	192,831	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.137%	8/25/46	328,155	210,225	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,218,390)				6,214,118
COLLATERALIZED SENIOR LOANS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B1	2.954%	7/7/14	1,067,120	1,067,692	(d)
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc., Term Loan B2	4.071%	11/3/16	876,105	877,983	(d)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,898,077)				1,945,675
CORPORATE BONDS & NOTES — 12.5%
CONSUMER DISCRETIONARY — 1.3%
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000	770,212
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,940,000	2,219,226
Total Automobiles				2,989,438
Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,020,000	1,060,800	(c)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	98,000	110,740
Total Hotels, Restaurants & Leisure				1,171,540
Media — 0.9%
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	710,000	532,500	(c)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	1,250,000	1,321,875
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,300,000	1,540,500
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	860,000	1,084,234
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000	2,095,000	(c)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,000,000	1,080,000	(c)
Total Media				7,654,109
TOTAL CONSUMER DISCRETIONARY				11,815,087
CONSUMER STAPLES — 0.9%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	1,398,751
Food Products — 0.4%
Mondelez International Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,799,357
Tobacco — 0.3%
Reynolds American Inc., Senior Notes	3.250%	11/1/22	2,700,000	2,669,474
TOTAL CONSUMER STAPLES				7,867,582

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	$897,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,020,000	2,166,450
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,000,000	1,050,000
Concho Resources Inc., Senior Notes	5.500%	10/1/22	740,000	769,600
Continental Resources Inc., Senior Notes	7.125%	4/1/21	570,000	645,525
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	695,796	789,728	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	620,000	776,550
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	2,000,000	2,238,314
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	1,135,000	1,305,250	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,060,000	1,113,000	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	234,000	252,720
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	500,000	523,750
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,065,000
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	750,000	809,245
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	300,000	339,088
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,080,000	1,202,850
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	740,000	769,600	(c)
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	193,800
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	500,000	536,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,000,000	1,100,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,250,000	1,328,125	(c)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	500,000	523,750
TOTAL ENERGY				20,396,095
FINANCIALS — 3.7%
Commercial Banks — 2.8%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	5/3/13	5,300,000	4,637,500	(b)(e)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	7,410,000	7,308,112
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/20/13	7,473,000	7,499,155	(b)(e)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,500,000	5,488,566
Total Commercial Banks				24,933,333
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	1,090,000	1,179,100
American Express Credit Corp., Senior Notes	2.750%	9/15/15	2,170,000	2,268,891
Total Consumer Finance				3,447,991
Diversified Financial Services — 0.5%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000	2,108,650
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,560,000	2,772,037
Total Diversified Financial Services				4,880,687
TOTAL FINANCIALS				33,262,011
HEALTH CARE — 0.7%
Health Care Providers & Services — 0.4%
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,300,000	1,410,500
HCA Inc., Senior Secured Notes	7.875%	2/15/20	200,000	221,000
HCA Inc., Senior Secured Notes	7.250%	9/15/20	800,000	885,000

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	750,000	$832,500
Total Health Care Providers & Services				3,349,000
Pharmaceuticals — 0.3%
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,700,000	2,706,961
TOTAL HEALTH CARE				6,055,961
INDUSTRIALS — 0.9%
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,000,000	2,200,000
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	2.750%	11/2/22	1,930,000	1,918,868	(c)
Eaton Corp., Senior Notes	4.150%	11/2/42	2,660,000	2,593,508	(c)
Total Electrical Equipment				4,512,376
Machinery — 0.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,080,000	1,123,200	(c)
TOTAL INDUSTRIALS				7,835,576
INFORMATION TECHNOLOGY — 0.1%
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,250,000	1,400,000
MATERIALS — 1.5%
Chemicals — 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,400,000	1,659,000
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	460,000	509,450	(c)
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	7.375%	9/1/19	1,070,000	1,185,025
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	1,070,000	1,148,913
Total Containers & Packaging				2,333,938
Metals & Mining — 0.9%
Evraz Group SA, Senior Notes	9.500%	4/24/18	400,000	458,500	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	330,000	345,675	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	390,000	420,712	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,200,000	1,257,000	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	2,700,000	2,683,822
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,100,000	1,188,000	(c)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	1,250,000	1,387,500
Vale Overseas Ltd., Notes	6.875%	11/21/36	730,000	829,175
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	310,000	318,074
Total Metals & Mining				8,888,458
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	420,000	463,890	(c)
TOTAL MATERIALS				13,854,736

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES — 0.7%
Diversified Telecommunication Services — 0.5%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,250,000		$1,373,437
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	980,000		1,082,900	(c)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	150,000		163,125	(c)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,061,250		1,103,700	(c)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	750,000		795,000
Total Diversified Telecommunication Services					4,518,162
Wireless Telecommunication Services — 0.2%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	400,000		443,000	(c)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	860,000		1,063,175	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	430,000		478,504	(c)
Total Wireless Telecommunication Services					1,984,679
TOTAL TELECOMMUNICATION SERVICES					6,502,841
UTILITIES — 0.5%
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,300,000		1,540,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,170,000		1,298,700	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	180,000		202,273	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,000,000		1,133,750
TOTAL UTILITIES					4,175,223
TOTAL CORPORATE BONDS & NOTES (Cost — $109,686,163)					113,165,112
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.3%
Canada — 1.3%
Government of Canada, Bonds	4.250%	12/1/26	7,527,050	CAD	11,853,371
United Kingdom — 1.0%
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	3,849,910	GBP	9,517,653
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $20,279,630)					21,371,024
SOVEREIGN BONDS — 2.1%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	570,000		481,650
Brazil — 0.3%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	2,690,000		3,120,400
Colombia — 0.2%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	1,255,000		1,403,718
Indonesia — 0.1%
Republic of Indonesia, Notes	3.750%	4/25/22	830,000		842,450	(c)
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,606,000		1,987,425
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	270,000		359,775
Peru — 0.1%
Republic of Peru, Senior Bonds	8.750%	11/21/33	650,000		1,062,750
Philippines — 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,120,000		1,369,200

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — 0.3%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	2,483,875	$3,076,900	(c)
Turkey — 0.3%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	2,325,000	2,651,662
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,605,000	2,435,675	(c)
TOTAL SOVEREIGN BONDS (Cost — $17,915,270)				18,791,605

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Treasury 10-Year Notes (Cost - $53,775)		4/26/13	200	40,625
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $803,707,378)				878,505,328
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreements — 2.4%
Credit Suisse First Boston Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $22,359,323; (Fully collateralized by U.S. Treasury Bonds, 3.125% due 2/15/42; Market value - $22,663,755) (Cost - $22,359,000)	0.130%	4/1/13	22,359,000	22,359,000
TOTAL INVESTMENTS — 99.1% (Cost — $826,066,378#)				900,864,328
Other Assets in Excess of Liabilities — 0.9%				7,767,008
TOTAL NET ASSETS — 100.0%				$908,631,336

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	CAD	- Canadian Dollar
	GBP	- British Pound
	IO	- Interest Only

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$716,407,083	—	$716,407,083
Asset-backed securities	—	570,086	—	570,086
Collateralized mortgage obligations	—	6,214,118	—	6,214,118
Collateralized senior loans	—	1,945,675	—	1,945,675
Corporate bonds & notes	—	113,165,112	—	113,165,112
Non-U.S. treasury inflation protected securities	—	21,371,024	—	21,371,024
Sovereign bonds	—	18,791,605	—	18,791,605
Purchased options	$40,625	—	—	40,625
Total long-term investments	$40,625	$878,464,703	—	$878,505,328
Short-term investments†	—	22,359,000	—	22,359,000
Total investments	$40,625	$900,823,703	—	$900,864,328
Other financial instruments:
Futures contracts	$123,626	—	—	$123,626
Purchased options on futures	53,098	—	—	53,098
Forward foreign currency contracts	—	$1,153,252	—	1,153,252
Total other financial instruments	$176,724	$1,153,252	—	$1,329,976
Total	$217,349	$901,976,955	—	$902,194,304

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$19,503	—	—	$19,503
Forward foreign currency contracts	—	$283,518	—	283,518
Credit default swaps on credit indices - buy protection‡	—	1,863,770	—	1,863,770
Total	$19,503	$2,147,288	—	$2,166,791

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

‡Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Notes to schedule of investments (unaudited) (continued)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of March 31, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of

Notes to schedule of investments (unaudited) (continued)

U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to schedule of investments (unaudited) (continued)

As of March 31, 2013, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $2,147,288. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$75,709,783
Gross unrealized depreciation	(911,833)
Net unrealized appreciation	$74,797,950

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	200	$146,225
Options written	3,363	1,108,727
Options closed	(3,167)	(999,114)
Options exercised	—	—
Options expired	(396)	(255,838)
Written options, outstanding as of March 31, 2013	—	—

At March 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
German Euro Bobl	386	6/13	$62,576,721	$62,700,347	$123,626
Contracts to Sell:
U.S. Treasury 10-Year Notes	20	6/13	2,620,185	2,639,688	(19,503)
Net unrealized gain on open futures contracts					$104,123

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
German Euro Bund	350	$146.00	4/26/13	$225,064	$278,162	$53,098

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	State Street Bank & Trust Co.	6,100,000	$9,266,337	5/16/13	$(283,518)
South African Rand	Citibank N.A.	116,100,000	12,546,816	5/16/13	61,603
					(221,915)
Contracts to Sell:
British Pound	Credit Suisse First Boston Inc.	10,951,301	16,635,812	5/16/13	603,726
Canadian Dollar	Citibank N.A.	7,930,820	7,798,976	5/16/13	148,335
Canadian Dollar	Credit Suisse First Boston Inc.	1,775,390	1,745,875	5/16/13	30,163
South African Rand	Citibank N.A.	40,100,000	4,333,569	5/16/13	42,990
South African Rand	Citibank N.A.	76,000,000	8,213,248	5/16/13	266,435
					1,091,649
Net unrealized gain on open forward foreign currency contracts					$869,734

Notes to schedule of investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]

			PERIODIC		UPFRONT
			PAYMENTS		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	MADE BY	MARKET	PAID	APPRECIATION
(REFERENCE ENTITY)	AMOUNT(2)	DATE	THE FUND†	VALUE(3)	(RECEIVED)	(DEPRECIATION)

Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	$9,100,000	12/20/17	5.000% quarterly	$(372,754)	$(198,755)	$(173,999)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	9,100,000	12/20/17	5.000% quarterly	(372,754)	(244,437)	(128,317)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	9,100,000	12/20/17	5.000% quarterly	(372,754)	(206,485)	(166,269)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	9,100,000	12/20/17	5.000% quarterly	(372,754)	(217,770)	(154,984)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	9,100,000	12/20/17	5.000% quarterly	(372,754)	(341,760)	(30,994)
Total	$45,500,000			$(1,863,770)	$(1,209,207)	$(654,563)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

		Purchased
		Options on	Futures Contracts		Forward Foreign Currency
		Futures			Contracts
Primary Underlying	Purchased	Unrealized	Unrealized	Unrealized	Unrealized	Unrealized	Swap Contracts,
Risk	Options, at value	Appreciation	Appreciation	Depreciation	Appreciation	Depreciation	at value	Total
Interest Rate Risk	$40,625	$53,098	$123,626	$(19,503)	—	—	—	$197,846
Foreign Exchange Risk	—	—	—	—	$1,153,252	$(283,518)	—	869,734
Credit Risk	—	—	—	—	—	—	$(1,863,770)	(1,863,770)
Total	$40,625	$53,098	$123,626	$(19,503)	$1,153,252	$(283,518)	$(1,863,770)	$(796,190)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$122,665
Written options †	80,215
Futures contracts (to buy)	59,984,191
Futures contracts (to sell)	16,671,363
Forward foreign currency contracts (to buy)	26,997,295
Forward foreign currency contracts (to sell)	58,657,585

Notes to schedule of investments (unaudited) (continued)

Average notional balance
Credit default swap contracts (to buy protection)	$20,475,000
Credit default swap contracts (to sell protection) †	9,525,000

†At March 31, 2013, there were no open positions held in this derivative.

Item 2.  Controls and Procedures

(a)                  The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

Item 3.  Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
Trustee and President
Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
Trustee and President
Date: May 24, 2013

By:	Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Date: May 24, 2013